UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 15,  2007

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

0-21084                                                      55-0717455

             (Commission File No.)                      (IRS Employer Identification No.)

                          2450 First Avenue
                          P. O. Box 2968
                          Huntington, West Virginia                                                                                                                               25728

                          (Address of Principal Executive Offices)                                                                                                      (Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

During its regularly scheduled meeting on October 15, 2007, the board of directors of Champion Industries, Inc. unanimously approved a motion to amend the Company’s bylaws to expand the form of ownership of shares of stock from “certificated” to “certificated or uncertificated.”  The amendment, effective October 15, 2007, was adopted in response to new rules issued by NASDAQ that require NASDAQ-listed companies to be eligible for a Direct Registration Program.  A Direct Registration Program permits an investor's ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate.   The new rule does not require issuers to actually participate in a Direct Registration Program or to eliminate physical stock certificates. However, listed securities must be “eligible” for such a program.  Champion believes the adoption of this amendment permits its securities to be eligible for such a program.

Item 9.01 Financial Statements and Exhibits
(c)	Exhibit 3.1 – Amendment to Article VI of Champion's bylaws.
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized

CHAMPION INDUSTRIES, INC. (Registrant)
Date: October 16, 2007
/s/ Todd R. Fry Todd R. Fry, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Text of amendment to Article VI of Champion's bylaws.

4